UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

J.P. Morgan Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-265588	87-3439916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue 9th Floor New York, New York		10172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 270-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

J.P. Morgan Real Estate Income Trust, Inc. (the “Company”) intends to conduct a private offering of a new class of Class Y common stock, par value $0.01 per share (the “Class Y Shares”), pursuant to an applicable exemption from registration under the Securities Act of 1933. In addition, the Company designated a new class of Class X common stock, par value $0.01 per share (the “Class X Shares”). The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of redemption for the Class X Shares and Class Y Shares are substantially similar to the rights, preferences and terms of the Company’s Class D, Class S, Class T, Class E, and Class I shares of common stock, including the same proportional rights to the Company’s assets. In connection with the designation of Class X Shares and Class Y Shares, the Company amended certain of its documents to incorporate such designations.

Second Amended and Restated Advisory Agreement

On November 13, 2023, the Company entered into a Second Amended and Restated Advisory Agreement (the “Second A&R Advisory Agreement”) by and among the Company, J.P. Morgan REIT Operating Partnership, L.P. (the “Operating Partnership”), and J.P. Morgan Investment Management Inc. (the “Adviser”) in order to make certain revisions as requested by a state securities regulator and updates reflecting the designation of Class X Shares and Class Y Shares, including the payment by the Company to the Adviser of a management fee equal to 0.75% of the net asset value for the Class X Shares and the Class Y Shares and the payment by the Operating Partnership to the Adviser of a management fee equal to 0.75% of the net asset value of the Operating Partnership attributable to the Class X units and Class Y units held by unitholders other than the Company.

The summary of the Second A&R Advisory Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the Second A&R Advisory Agreement, a copy of which is filed herewith and incorporated by reference herein.

Second Amended and Restated Limited Partnership Agreement of J.P. Morgan REIT Operating Partnership, L.P.

On November 13, 2023, the Company entered into a Second Amended and Restated Limited Partnership Agreement (the “Second A&R OP Agreement”) of the Operating Partnership, by and among the Company, J.P. Morgan REIT OP Special Limited Partner, L.P. (the “Special Limited Partner”) and the limited partners party thereto in order to make certain updates reflecting the addition of Class X units and Class Y units of the Operating Partnership, including the Special Limited Partner’s performance participation interest allocation with respect to the Class X units and Class Y units equal to 10% of the Class X and Y Total Return, subject to a 7% Class X and Y Hurdle Amount and a Class X and Y High Water Mark, with a 50% Class X and Y Catch-Up (each capitalized term is as defined or otherwise described in the Second A&R OP Agreement).

The summary of the Second A&R OP Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the Second A&R OP Agreement, a copy of which is filed herewith and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2023, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Articles of Amendment and Restatement, dated June 2, 2022 (the “Charter”) with the Maryland State Department of Assessments and Taxation (“SDAT”) to increase the number of shares of capital stock that the Company has authority to issue to 5,500,000,000 and the number of shares of common stock, par value $0.01 per share, that the Company has authority to issue to 5,400,000,000. Immediately following the filing of the Articles of Amendment, the Company filed with the SDAT Articles Supplementary (the “Articles Supplementary”) to the Charter, pursuant to which the Company classified and designated 500,000,000 authorized but unissued Class X Shares and 600,000,000 authorized but unissued Class Y Shares.

Immediately following the filing of the Articles Supplementary, the Company filed with the SDAT Second Articles of Amendment (the “Second Articles of Amendment”) to the Charter, pursuant to which the definition of “Stockholder Servicing Fee” and certain provisions related to the calculation of selling commissions and stockholder servicing fees with respect to the Company’s Class S shares of common stock were amended.

The summary of each of the Articles of Amendment, Articles Supplementary, and Second Articles of Amendment set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the Articles of Amendment, Articles Supplementary, and Second Articles of Amendment, respectively, copies of which are filed herewith and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Articles of Amendment, Articles Supplementary, and Second Articles of Amendment did not amend, alter or modify any other terms or provisions of the Charter.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2023, the board of directors of the Company approved the Second Articles of Amendment and submitted the Second Articles of Amendment for consideration and approval of the Company’s sole Class S stockholder (the “Class S Stockholder”). On November 10, 2023, the Class S Stockholder acted by written consent to approve the Second Articles of Amendment.

Item 8.01. Other Events.

Second Amended and Restated Distribution Reinvestment Plan

In connection with the designation of the Class X Shares and Class Y Shares, the board of directors of the Company approved the second amended and restated distribution reinvestment plan (the “Second Amended and Restated Distribution Reinvestment Plan”), which became effective on November 13, 2023 and includes certain updates reflecting the designation of such Class X Shares and Class Y Shares.

The summary of the Second Amended and Restated Distribution Reinvestment Plan above does not purport to be a complete summary and is qualified in its entirety by reference to the Second Amended and Restated Distribution Reinvestment Plan, a copy of which is filed herewith and incorporated herein by reference.

Share Repurchase Plan Amendment

In connection with the designation of the Class X Shares and Class Y Shares, the board of directors of the Company approved and adopted an amendment to the Company’s share repurchase plan (the “Share Repurchase Plan”) to permit holders of Class X Shares and Class Y Shares to request repurchase of their Class X Shares and Class Y Shares by the Company for cash, subject to the conditions and limitations set forth in the Share Repurchase Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1*	Articles of Amendment, dated November 13, 2023
3.2*	Articles Supplementary, dated November 13, 2023
3.3*	Second Articles of Amendment, dated November 13, 2023
4.1*	Second Amended and Restated Distribution Reinvestment Plan
10.1*

Second Amended and Restated Advisory Agreement by and among J.P. Morgan Real Estate Income Trust, Inc., J.P. Morgan REIT Operating Partnership, L.P. and J.P. Morgan Investment Management Inc., dated November 13, 2023

10.2*	Second Amended and Restated Limited Partnership Agreement of J.P. Morgan REIT Operating Partnership, L.P., dated November 13, 2023

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Real Estate Income Trust, Inc.

Date:	November 16, 2023	By:	/s/ Lawrence A. Goodfield, Jr.
Lawrence A. Goodfield, Jr. Chief Financial Officer and Treasurer